UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — August 5, 2011

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Appointment of Certain Officers.

At the meeting of the Board of Directors of Bemis Company, Inc. (the “Company”) held on August 5, 2011, Jeffrey H. Curler, Executive Chairman of the Board, announced his plans to retire from the Board of Directors effective at the end of 2011.  The Board of Directors elected William J. Bolton as the Company’s non-executive Chairman of the Board.  In order to provide for a transition period, Mr. Curler will continue as Director and Chairman Emeritus until his retirement.

A copy of the press release announcing this management change is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release dated August 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Scott B. Ullem	By	/s/ Jerry S. Krempa
	Scott B. Ullem, Vice President and		Jerry S. Krempa, Vice President and
	Chief Financial Officer		Controller

		Date:	August 10, 2011

Index to Exhibits

Exhibit No.	Description	Method of Filing

99.1	Press Release dated August 5, 2011	Electronic Transmission